EXHIBIT 99.1
February 24, 2010

EAGLE ROCK ENERGY PARTNERS, L.P. ANNOUNCES FOURTH-QUARTER AND FULL-YEAR 2009 EARNINGS RELEASE DATE AND CONFERENCE CALL INFORMATION

HOUSTON - Eagle Rock Energy Partners, L.P. (NASDAQ:EROC) (“Eagle Rock” or the “Partnership”) announced today it will report fourth-quarter 2009 and full-year 2009 financial and operating results after market close on Friday, March 5, 2010. The fourth-quarter 2009 earnings conference call will be held at 2:00 p.m. Eastern Time (1:00 p.m. Central Time) on Monday, March 8, 2010.

Interested parties may listen to the earnings conference call live over the Internet or via telephone. To listen live over the Internet, participants are advised to log on to the Partnership's web site at www.eaglerockenergy.com. To participate by telephone, the call in number is 888-679-8034, confirmation code 79736791. Participants are advised to dial into the call at least 15 minutes prior to the call to register. Participants may pre-register for the call by using the following link:  https://www.theconferencingservice.com/prereg/key.process?key=P67TDYYC6.  Interested parties can also view important information about the Partnership’s conference call by following this link. Pre-registering is not mandatory but is recommended as it will provide you immediate entry to the call and will facilitate the timely start of the call. Pre-registration only takes a few moments and you may pre-register at any time, including up to and after the call start. An audio replay of the conference call will also be available for thirty days by dialing 888-286-8010, confirmation code 85398878. In addition, a replay of the audio webcast will be available by accessing the Partnership's web site after the call is concluded.

About Eagle Rock Energy Partners, L.P.

The Partnership is a growth-oriented master limited partnership engaged in three businesses: a) midstream, which includes (i) gathering, compressing, treating, processing, transporting and selling natural gas, and (ii) fractionating and transporting natural gas liquids and condensate; b) upstream, which includes acquiring, exploiting, developing, and producing oil and natural gas properties; and c) minerals, which includes acquiring and managing fee mineral and royalty interests, either through direct ownership or through investment in other partnerships, in properties located in multiple producing trends across the United States. The Partnership’s corporate office is located in Houston, Texas.

Forward-Looking Statements

This news release may include forward-looking statements. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements and speak only as of the date on which such statement is made. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause the Partnership’s actual results to differ materially from those implied or expressed by the forward-looking statements. The Partnership assumes no obligation to update any forward-looking statement as of any future date. For a detailed list of the Partnership’s risk factors, please consult the Partnership’s Form 10-K, filed with the Securities and Exchange Commission for the year ended December 31, 2008, the Partnership’s Forms 10-Q filed with the Securities and Exchange Commission for the first three quarters of 2009, and the Partnership’s Form 10-K to be filed with the Securities and Exchange Commission for the year ended December 31, 2009.

Source: Eagle Rock Energy Partners, L.P.

Contacts:

Eagle Rock Energy Partners, L.P.
Jeff Wood, 281-408-1203
Senior Vice President, Chief Financial Officer and Treasurer

Adam Altsuler, 281-408-1350
Senior Financial Analyst